TEMPLETON GLOBAL
INFRASTRUCTURE FUND


ANNUAL REPORT
MARCH 31, 1998


[LOGO] FRANKLIN TEMPLETON(R)

[LOGO] FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.


[PHOTO OF MARK J. HOLOWESKO]

MARK J. HOLOWESKO, CFA
President
Templeton Global Investment Trust

SHAREHOLDER LETTER


Your Fund's Objective: Templeton Global Infrastructure Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world.


Dear Shareholder:

We are pleased to bring you this annual report of Templeton Global Infrastructure Fund, which covers the year ended March 31, 1998.

During this period, the currency crisis that occurred in Asia in late 1997 dominated the news and sent a ripple effect throughout international equity markets, as investors feared the impact of the crisis on global economic growth. Global equity markets produced mixed results, and Templeton Global Infrastructure Fund - Class I produced a 15.00% cumulative total return for the one-year period, as discussed in the Performance Summary on page 5. During the same period, the Fund's benchmark, the Morgan Stanley Capital International(R) World Index, returned 32.47%.(1)


(1) Source: Micropal (MSCI). Market returns are measured in U.S. dollars and include reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 12 of this report.



CONTENTS

Shareholder Letter ............  1

Performance Summary
   Class I ....................  5
   Class II ...................  8

Financial Highlights &
Statement of Investments ...... 10

Financial Statements .......... 16

Notes to Financial
Statements .................... 19

Independent Auditor's Report .. 23

Tax Designation ............... 24


FUND CATEGORY
[PYRAMID GRAPH]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/98

[PIE CHART]
This chart shows in pie format the geographic breakdown of hldings in the Templeton Global Infrastructure Fund as of 3/31/98.

Europe                  42.9%
United States           17.9%
Latin America           15.3%
Asia                    12.7%
Canada                   3.6%
Australia &
  New Zealand            3.4%
Short-Term
  Investments &
  Other Net Assets       4.2%

Equity markets in Europe provided robust returns as many governments there focused on meeting requirements for the European Monetary Union. Due to successful corporate restructurings and subdued inflation, we continued to find stocks we considered bargains in this region, and at the end of the period, Europe was the Fund's largest exposure (42.9% of total net assets). Two of the strongest contributors to the Fund's performance were the Finnish telecommunications company Nokia AB, A (which returned 81.5% during the period) and Philips Electronics NV of the Netherlands (60.3%).(2)

The U.S. stock market experienced severe volatility due to the Asian financial crisis, but posted strong overall results. Inflation was benign, interest rates were relatively low, and domestic equity indices reached record levels by the end of the reporting period. Strong price performance from telecommunications equipment provider Lucent Technologies Inc. and networking company Bay Networks Inc. was beneficial to the Fund during the period.

Most Latin American equity markets performed strongly for a sizable portion of the year, but due to the Asian currency crisis, they experienced a downturn during the latter part of 1997. With the exception of Brazil, this trend continued into 1998, increasing regional investment opportunities for the Fund. A notable contributor to the Fund's performance, and one of its largest holdings, was Telefonica de Argentina, SA, B, ADR, whose share price increased about 33% during the period.

Turbulence in Asian economies and increased worries about currency weaknesses caused stock prices there to fall significantly, and most


(2) Market returns are measured in U.S. dollars and include reinvested dividends.

markets in the region posted double-digit declines during the period. However, our relatively low exposure to Asian equities (12.7% of total net assets at the end of the period) protected the Fund somewhat from the area's economic turmoil.

Looking forward, we are optimistic about global equity markets. Many European companies have just begun their efforts to restructure and have not yet experienced the earnings growth similar moves have produced in U.S. companies. In our opinion, 1998 may be yet another year of steady economic growth accompanied by moderate inflation for the U.S. Although stocks in Malaysia, South Korea, and Thailand experienced a rebound in early 1998, equity markets there could experience continued volatility as governments try to balance the need for structural reform and social stability. Recognizing how high valuations of European and U.S. stocks are, we intend to focus on companies we believe have skilled management teams, strong balance sheets, and positive long-term fundamentals. We shall strive to identify bargains and unlock value in Asian equities, and believe that the negative impact of the Asian crisis on Latin American markets may provide us with the opportunity to find value there.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


TOP 10 HOLDINGS
3/31/98

This chart lists the top 10 holdings of the Templeton Global Infrastructure Fund, including industry and country of origin, as of 3/31/98.


COMPANY,                                                 % OF TOTAL
INDUSTRY, COUNTRY                                        NET ASSETS
-----------------                                        ----------

Telecom Italia SpA,
Telecommunications, Italy                                      3.2%

Telefonica de Espana SA,
Telecommunications, Spain                                      2.8%

Philips Electronics NV,
Electrical & Electronics,
Netherlands                                                    2.3%

YPF Sociedad Anonima,
ADR, Energy Sources,
Argentina                                                      2.3%

British Steel Plc., ADR,
Metals & Mining,
United Kingdom                                                 2.1%

Telecomunicacoes
Brasileiras SA (Telebras),
Telecommunications, Brazil                                     2.0%

Lucent Technologies Inc.,
Telecommunications, U.S.                                       2.0%

Telefonica de Argentina SA,
B, ADR, Telecommunications,
Argentina                                                      1.9%

Dragados y Construcciones SA,
Construction & Housing, Spain                                  1.9%

Iberdrola SA,
Utilities Electrical & Gas, Spain                              1.8%

There are, of course, special risks involved with global investing related to market, currency, economic, social, political, and other factors. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. These risks and other considerations are discussed in the Fund's prospectus. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 1,056% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(3)

We appreciate your participation in Templeton Global Infrastructure Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Mark J. Holowesko


Mark J. Holowesko, CFA
President
Templeton Global Investment Trust


/s/ Gary R. Clemons


Gary R. Clemons
Portfolio Manager

(3) Source: Bloomberg. Based on quarterly percentage change over 15 years ended March 31, 1998.

PERFORMANCE SUMMARY


CLASS I

Templeton Global Infrastructure Fund - Class I provided a 15.00% cumulative total return for the one-year period ended March 31, 1998. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include the initial sales charge.

The Fund's share price, as measured by net asset value, increased 95 cents ($0.950), from $11.54 on March 31, 1997, to $12.49 on March 31, 1998. During the
reporting period, shareholders received distributions totaling 70.50 cents ($0.7050) per share, including 17.50 cents ($0.1750) in dividend income and 53.0 cents ($0.5300) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 6 compares the performance of Templeton Global Infrastructure Fund - Class I with the unmanaged Morgan Stanley Capital International(R) (MSCI) World Index, which tracks 22 equity markets worldwide; and the Goldman Sachs Extended Global


Past performance is not predictive of future results.

Market Index (GS-EGMI), which is a combination of the Financial Times of London
- Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. One cannot invest directly in an index nor is an index representative of the Fund's portfolio.


CLASS I
Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/98)

The  following  line graph  compares the  performance  of the  Templeton  Global
Infrastructure Fund's Class I shares since inception to that of the Morgan Stanley Capital International (MSCI) World Index and the Goldman Sachs Extended Global Market Index (GS-EGMI) based on a $10,000 investment from 3/14/94 to 3/31/98.



                Templeton Global   MSCI     Goldman
                Infrastructure-    World   Sachs
                    Class I*                 EGMI
               --------------------------------------
       3/14/94       $9,425       $10,000   $10,000
        Mar-94       $9,435        $9,760   $9,771
        Apr-94       $9,491       $10,063   $10,056
        May-94       $9,500       $10,091   $10,096
        Jun-94       $9,406       $10,065   $10,087
        Jul-94       $9,632       $10,258   $10,291
        Aug-94       $9,812       $10,568   $10,623
        Sep-94       $9,746       $10,293   $10,360
        Oct-94       $9,868       $10,587   $10,644
        Nov-94       $9,387       $10,130   $10,173
        Dec-94       $9,284       $10,230   $10,245
        Jan-95       $8,924       $10,078   $10,058
        Feb-95       $8,924       $10,227   $10,140
        Mar-95       $8,924       $10,722   $10,636
        Apr-95       $9,199       $11,098   $11,023
        May-95       $9,563       $11,195   $11,095
        Jun-95       $9,724       $11,194   $11,062
        Jul-95      $10,379       $11,756   $11,628
        Aug-95       $9,962       $11,496   $11,367
        Sep-95      $10,009       $11,833   $11,669
        Oct-95       $9,354       $11,649   $11,474
        Nov-95       $9,297       $12,056   $11,860
        Dec-95       $9,450       $12,411   $12,211
        Jan-96       $9,897       $12,637   $12,458
        Feb-96      $10,066       $12,716   $12,518
        Mar-96       $9,976       $12,931   $12,705
        Apr-96      $10,572       $13,237   $13,031
        May-96      $10,816       $13,250   $13,029
        Jun-96      $10,646       $13,320   $13,083
        Jul-96      $10,257       $12,852   $12,601
        Aug-96      $10,636       $13,002   $12,760
        Sep-96      $10,736       $13,514   $13,254
        Oct-96      $10,616       $13,610   $13,323
        Nov-96      $11,296       $14,375   $14,039
        Dec-96      $11,423       $14,148   $13,820
        Jan-97      $11,996       $14,320   $13,982
        Feb-97      $11,755       $14,488   $14,160
        Mar-97      $11,594       $14,204   $13,852
        Apr-97      $11,755       $14,670   $14,256
        May-97      $12,457       $15,579   $15,198
        Jun-97      $12,885       $16,358   $15,934
        Jul-97      $13,628       $17,114   $16,674
        Aug-97      $13,404       $15,972   $15,612
        Sep-97      $13,923       $16,841   $16,441
        Oct-97      $12,468       $15,958   $15,503
        Nov-97      $12,203       $16,243   $15,723
        Dec-97      $12,073       $16,443   $15,930
        Jan-98      $11,817       $16,904   $16,304
        Feb-98      $12,554       $18,050   $17,426
        Mar-98      $13,333       $18,815   $18,151


THE HISTORICAL PERFORMANCE SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

(1) Includes the sales charge and represents the change in value of an investment over the periods shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

(2) Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.


Past performance is not predictive of future results.

CLASS I
Periods ended 3/31/98

                                                                  SINCE
                                                                INCEPTION
                                           1-YEAR    3-YEAR     (3/14/94)
                                           ------    ------     ---------

Cumulative Total Return(1)                    15.00%    49.40%      41.46%
Average Annual Total Return(2)                 8.42%    12.07%       7.37%
Value of $10,000 Investment(3)               $10,842   $14,082     $13,333

                                    3/31/95   3/31/96    3/31/97    3/31/98
                                    -------   -------    -------    -------
One-Year Total Return(4)            -5.41%     11.79%     16.22%     15.00%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum 5.75% initial sales charge.

(4) One-year total return represents the change in value of an investment over the periods ended on the dates indicated and does not include the sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

From March 14, 1994, through April 15, 1995 expense waivers by the Fund's Business Manager increased the Fund's total return. If the Business Manager had not taken this action, total returns for Class I shares would have been lower.


Past performance is not predictive of future results.

CLASS II

Templeton Global Infrastructure Fund - Class II provided a 14.13% cumulative total return for the one-year period ended March 31, 1998. Cumulative total return represents the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

The Fund's share price, as measured by net asset value, increased 91 cents ($0.910), from $11.46 on March 31, 1997, to $12.37 on March 31, 1998. During the
reporting period, shareholders received distributions totaling 64.26 cents ($0.6426) per share, including 11.26 cents ($0.1126) in dividend income, and
53.0 cents ($0.5300) in long-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 9 compares the performance of Templeton Global Infrastructure Fund - Class II with the unmanaged Morgan Stanley Capital International(R)
(MSCI) World Index, which tracks 22 equity markets worldwide; and the Goldman Sachs Extended Global Market Index (GS-EGMI), which is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporations Investable Composite Index, and tracks equity securities in markets around the world. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. One cannot invest directly in an index nor is an index representative of the Fund's portfolio.


Past performance is not predictive of future results.

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/98)

The following line graph compares the performance of the Templeton Global Infrastructure Fund's Class II shares since inception to that of the Morgan Stanley Capital International (MSCI) World Index and the Goldman Sachs Extended Global Market Index (GS-EGMI) based on a $10,000 investment from 5/1/95 to 3/31/98.

            Templeton Global  MSCI      Goldman
            Infrastructure-     World   Sachs
               Class II*                  EGMI
           ---------------------------------------
    5/1/95       $9,898        $10,000   $10,000
    May-95      $10,290        $10,088   $10,065
    Jun-95      $10,454        $10,086   $10,036
    Jul-95      $11,149        $10,593   $10,549
    Aug-95      $10,699        $10,359   $10,312
    Sep-95      $10,740        $10,663   $10,587
    Oct-95      $10,035        $10,497   $10,410
    Nov-95       $9,963        $10,863   $10,760
    Dec-95      $10,123        $11,183   $11,078
    Jan-96      $10,614        $11,387   $11,302
    Feb-96      $10,785        $11,458   $11,357
    Mar-96      $10,679        $11,651   $11,526
    Apr-96      $11,309        $11,927   $11,822
    May-96      $11,574        $11,940   $11,820
    Jun-96      $11,381        $12,002   $11,869
    Jul-96      $10,951        $11,581   $11,432
    Aug-96      $11,370        $11,716   $11,576
    Sep-96      $11,467        $12,177   $12,024
    Oct-96      $11,316        $12,264   $12,087
    Nov-96      $12,047        $12,953   $12,736
    Dec-96      $12,170        $12,748   $12,537
    Jan-97      $12,772        $12,904   $12,685
    Feb-97      $12,514        $13,054   $12,846
    Mar-97      $12,331        $12,799   $12,567
    Apr-97      $12,493        $13,219   $12,934
    May-97      $13,241        $14,038   $13,788
    Jun-97      $13,677        $14,739   $14,455
    Jul-97      $14,461        $15,421   $15,127
    Aug-97      $14,211        $14,392   $14,163
    Sep-97      $14,755        $15,175   $14,915
    Oct-97      $13,209        $14,379   $14,064
    Nov-97      $12,915        $14,636   $14,264
    Dec-97      $12,777        $14,816   $14,452
    Jan-98      $12,504        $15,232   $14,791
    Feb-98      $13,266        $16,265   $15,809
    Mar-98      $14,074        $16,954   $16,467




THE HISTORICAL PERFORMANCE SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS ANOTHER SHARE CLASS SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

(1) Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Past performance is not predictive of future results.

(2) Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.


CLASS II
Periods ended 3/31/98

                                                                  SINCE
                                                                INCEPTION
                                                   1-YEAR        (5/1/95)
                                                   ------        --------

Cumulative Total Return(1)                            14.13%        42.19%
Average Annual Total Return(2)                        11.96%        12.43%
Value of $10,000 Investment(3)                      $11,196       $14,074


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.

(3) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights

                                                                               YEAR ENDED MARCH 31,
                                                                ---------------------------------------------------
                                                                 1998       1997       1996       1995       1994+
                                                                ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE - CLASS I
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $11.54     $10.04      $9.43     $10.01     $10.00
                                                                ---------------------------------------------------
Income from investment operations:
 Net investment income......................................        .12        .17        .04        .07       .009
 Net realized and unrealized gains (losses).................       1.54       1.45       1.03       (.61)      .001
                                                                ---------------------------------------------------
Total from investment operations............................       1.66       1.62       1.07       (.54)       .01
                                                                ---------------------------------------------------
Less distributions from:
 Net investment income......................................       (.18)      (.07)      (.05)      (.04)        --
 Net realized gains.........................................       (.53)      (.05)      (.41)        --         --
                                                                ---------------------------------------------------
Total distributions.........................................       (.71)      (.12)      (.46)      (.04)        --
                                                                ---------------------------------------------------
Net asset value, end of year................................     $12.49     $11.54     $10.04      $9.43     $10.01
                                                                ===================================================
Total Return*...............................................     15.00%     16.22%     11.79%    (5.41)%       .10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $28,910    $28,011    $21,590    $18,717       $101
Ratios to average net assets:
 Expenses...................................................      1.82%      2.08%      2.32%      1.25%      1.25%**
 Expenses, excluding waiver and payments by affiliate.......      1.82%      2.08%      2.37%      3.25%     32.02%**
 Net investment income......................................       .89%      1.59%       .40%      1.38%      1.89%**
Portfolio turnover rate.....................................     27.26%     23.52%     38.22%      3.21%         --
Average commission rate paid***.............................     $.0062     $.0015     $.0083         --         --

*Total return does not reflect sales commissions and is not annualized. **Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period March 14, 1994 (commencement of operations) to March 31, 1994.
 10

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights (continued)

                                                                   YEAR ENDED MARCH 31,
                                                                --------------------------
                                                                 1998      1997     1996+
                                                                --------------------------
PER SHARE OPERATING PERFORMANCE - CLASS II
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $11.46     $9.99     $9.73
                                                                --------------------------
Income from investment operations:
 Net investment income (loss)...............................       .03       .11      (.02)
 Net realized and unrealized gains..........................      1.52      1.43       .73
                                                                --------------------------
Total from investment operations............................      1.55      1.54       .71
                                                                --------------------------
Less distributions from:
 Net investment income......................................      (.11)     (.02)     (.04)
 Net realized gains.........................................      (.53)     (.05)     (.41)
                                                                --------------------------
Total distributions.........................................      (.64)     (.07)     (.45)
                                                                --------------------------
Net asset value, end of year................................    $12.37    $11.46     $9.99
                                                                ==========================
Total Return*...............................................    14.13%    15.48%     7.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $4,209    $2,844    $1,379
Ratios to average net assets:
 Expenses...................................................     2.47%     2.73%     2.97%**
 Net investment income (loss)...............................      .17%      .98%    (.88)%**
Portfolio turnover rate.....................................    27.26%    23.52%    38.22%
Average commission rate paid***.............................    $.0062    $.0015    $.0083

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
+For the period May 1, 1995 (effective date) to March 31, 1996.
                       See Notes to Financial Statements.
                                                                              11

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998

                                                                 COUNTRY         SHARES          VALUE
                                                                 -------------------------------------
COMMON STOCKS 90.6%
AUTOMOBILES 2.6%
Autoliv Inc. ...............................................      Sweden           13,700     $   425,556

Autoliv Inc., SDR...........................................      Sweden            5,100         158,209

Weifu Fuel Injection Co. Ltd. ..............................      China           800,000         263,284
                                                                                              -----------
                                                                                                  847,049
                                                                                              -----------

BUILDING MATERIALS & COMPONENTS 5.5%
Anglian Group Plc. .........................................  United Kingdom       40,000         158,076

Cementos Diamante SA, ADR, 144A.............................     Colombia          28,500         238,688

Det Danske Traelastkompagni AS..............................     Denmark            4,300         426,962

Parbury Ltd. ...............................................    Australia         803,000         226,317

Svedala Industri, A.........................................      Sweden           28,500         573,957

Unione Cementi Marchino Emiliane (Unicem), di Risp..........      Italy            31,000         182,930
                                                                                              -----------
                                                                                                1,806,930
                                                                                              -----------

CHEMICALS .2%
European Vinyls Corporation Evc International NV............   Netherlands          2,865          59,095
                                                                                              -----------

CONSTRUCTION & HOUSING 4.0%
City Developments Ltd., fgn. ...............................    Singapore          52,000         255,975

Dragados y Construcciones SA................................      Spain            18,900         622,316

Engil-Sociedade Gestora de Participacoes Sociais SA.........     Portugal          28,600         332,065

*Sociedade Construcoes Soares da Costa SA...................     Portugal          14,200         102,492
                                                                                              -----------
                                                                                                1,312,848
                                                                                              -----------

DATA PROCESSING & REPRODUCTION 3.9%
*3Com Corp. ................................................  United States        16,000         575,000

*Bay Networks Inc...........................................  United States        11,500         311,938

*NCR Corp. .................................................  United States           390          12,894

*Newbridge Networks Corp. ..................................      Canada           14,400         387,000
                                                                                              -----------
                                                                                                1,286,832
                                                                                              -----------

ELECTRICAL & ELECTRONICS 5.6%
Dongfang Electrical Machinery ..............................      China         1,208,000         240,094

*DSC Communications Corp. ..................................  United States         8,050         146,409

Gold Peak Industries (Holding) .............................    Hong Kong         352,000         162,410

Motorola Inc. ..............................................  United States         9,200         557,750

Philips Electronics NV......................................   Netherlands         10,400         763,275
                                                                                              -----------
                                                                                                1,869,938
                                                                                              -----------

ELECTRONIC COMPONENTS & INSTRUMENTS .3%                      United Kingdom       44,300         110,531
BICC Plc. ..................................................                                 -----------


ENERGY SOURCES 3.6%
Hub Power Co. Ltd., GDR, 144A...............................    Pakistan           9,750         258,375

Rao Gazprom, ADR, 144A......................................     Russia            7,800         165,360

YPF Sociedad Anonima, ADR...................................   Argentina          22,200         754,800
                                                                                             -----------
                                                                                               1,178,535
                                                                                             -----------


TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 2.3%
Munksjo AB..................................................      Sweden           39,000     $   402,464

*PT Inti Indorayon Utama....................................    Indonesia         235,000          27,847

Weyerhaeuser Co. ...........................................  United States         6,000         339,000
                                                                                              -----------
                                                                                                  769,311
                                                                                              -----------

INDUSTRIAL COMPONENTS 6.7%
BTR Plc. ...................................................  United Kingdom      144,200         473,881

*Detroit Diesel Corp. ......................................  United States        26,500         581,344

*Granges AB.................................................      Sweden            9,850         171,261

Madeco Manufacturera de Cobre SA, ADR.......................      Chile            14,600         252,763

*Shaw Group Inc. ...........................................  United States         9,400         234,413

Weir Group Plc. ............................................  United Kingdom      112,800         512,830
                                                                                              -----------
                                                                                                2,226,492
                                                                                              -----------

MACHINERY & ENGINEERING 3.8%
*Gradall Industries Inc. ...................................  United States        30,000         528,750

SNC-Lavalin Group Inc., A...................................      Canada           31,800         313,047

VA Technologie AG...........................................     Austria            2,680         422,255
                                                                                              -----------
                                                                                                1,264,052
                                                                                              -----------

METALS & MINING 6.5%
British Steel Plc., ADR.....................................  United Kingdom       28,700         695,975

Cia Vale do Rio Doce, ADR...................................      Brazil           15,200         364,944

Kang Won Industrial Co. Ltd. ...............................   South Korea         11,000          25,018

Minorco SA, ADR.............................................    Luxembourg         16,900         278,586

Oregon Steel Mills Inc. ....................................  United States        27,100         596,200

Pohang Iron & Steel Co. Ltd. ...............................   South Korea          3,400         202,048
                                                                                              -----------
                                                                                                2,162,771
                                                                                              -----------

MULTI-INDUSTRY 4.2%
Alfa SA de CV, A............................................      Mexico           58,500         329,655

Foster Wheeler Corp. .......................................  United States         7,500         229,219

Hicom Holdings Bhd. ........................................     Malaysia          32,000          18,286

La Cemento Nacional SA, GDR.................................     Ecuador              400          72,000

La Cemento Nacional CA, GDR, 144A...........................     Ecuador            1,400         252,000

Metra OY, B.................................................     Finland           20,600         502,828
                                                                                              -----------
                                                                                                1,403,988
                                                                                              -----------

REAL ESTATE 1.2%
*MDX Public Co. Ltd., fgn. .................................     Thailand         127,000          10,516

Taylor Woodrow Plc. ........................................  United Kingdom       97,300         375,559
                                                                                              -----------
                                                                                                  386,075
                                                                                              -----------

TELECOMMUNICATIONS 20.7%
AT&T Corp. .................................................  United States         6,250         410,156

BCE Inc. ...................................................      Canada           11,800         492,650

*Chengdu Telecommunications Cable Co. Ltd., H...............      China           490,000          70,828


TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
                                                                 -------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Koninklijke Ptt Nederland NV................................   Netherlands          8,600     $   445,532

Lucent Technologies Inc. ...................................  United States         5,125         655,359

*Millicom International Cellular SA.........................    Luxembourg         11,100         488,400

Nokia AB, A.................................................     Finland            1,600         172,040

Pakistan Telecom Corp. PTC..................................     Pakistan           1,890         125,685

PT Indosat TBK, ADR.........................................    Indonesia          11,800         182,163

Tele Danmark AS, B..........................................     Denmark            2,290         207,892

Telecom Italia SpA..........................................      Italy            33,330         262,702

Telecom Italia SpA, di Risp.................................      Italy           129,450         790,508

Telecomunicacoes Brasileiras SA (Telebras)..................      Brazil        1,065,900         110,148

Teledanmark AS, ADS.........................................     Denmark           11,660         531,988

Telefonica de Argentina SA, B, ADR..........................    Argentina          16,600         631,838

Telefonica de Espana SA.....................................      Spain            20,900         921,109

Telefonica del Peru SA, B...................................       Peru           115,000         246,092

Telefonos de Mexico SA (Telmex), ADR, L.....................      Mexico            2,010         113,314
                                                                                              -----------
                                                                                                6,858,404
                                                                                              -----------

TRANSPORTATION 6.5%
Air New Zealand Ltd., B.....................................   New Zealand        134,000         185,205

*Fritz Companies Inc. ......................................  United States        27,200         431,800

Great Eastern Shipping Co. Ltd., GDR, 144A..................      India            46,900         313,058

Guangshen Railway Co. Ltd., ADR.............................      China            20,750         246,406

GZI Transport Ltd. .........................................      China            86,000          31,078

*GZI Transport Ltd., wts., 144A.............................      China            17,200             306

IMC Holdings Ltd. ..........................................    Hong Kong         140,000          32,162

Mayne Nickless Ltd., A......................................    Australia          70,400         364,150

Osprey Maritime Ltd. .......................................    Singapore         349,500         189,357

Qantas Airways Ltd., ADR, 144A..............................    Australia          19,300         313,432

Tranz Rail Holdings Ltd., ADR...............................   New Zealand          5,133          54,538
                                                                                              -----------
                                                                                                2,161,492
                                                                                              -----------

UTILITIES ELECTRICAL & GAS 13.0%
BG Plc. ....................................................  United Kingdom       96,611         507,176

Central Costanera SA, ADR, 144A.............................    Argentina           9,850         337,906

*Centrica Plc. .............................................  United Kingdom      175,000         331,140

*CEZ AS.....................................................  Czech Republic        9,600         288,652

Guangdong Electric Power Development Co Ltd., B, 144A.......      China           816,000         442,316

Hong Kong Electric Holdings Ltd. ...........................    Hong Kong          99,500         341,585

Iberdrola SA................................................      Spain            39,600         601,509

*Kohinoor Energy Ltd. ......................................     Pakistan         710,000         252,466

Korea Electric Power Corp. .................................   South Korea         10,300         133,863

National Power Plc. ........................................  United Kingdom       38,400         393,208

Shandong Huaneng Power Development Co. Ltd., ADR............      China            49,400         364,325

Texas Utilities Holding Co. ................................  United States         8,000         314,500
                                                                                              -----------
                                                                                                4,308,646
                                                                                              -----------
TOTAL COMMON STOCKS (COST $26,616,451)......................                                   30,012,989
                                                                                              -----------

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                 COUNTRY         SHARES          VALUE
                                                                 -------------------------------------
PREFERRED STOCKS 5.2%
Banco Bradesco SA, pfd......................................      Brazil       38,400,000     $   396,816

Ballast Nedam NV, ctf., conv., pfd. ........................   Netherlands          7,608         375,893

Petroleo Brasileiro SA (Petrobras), pfd. ...................      Brazil        1,679,000         400,166

Telecomunicacoes Brasileiras SA (Telebras), pfd., ADR.......      Brazil            4,305         558,843
                                                                                              -----------
TOTAL PREFERRED STOCKS (COST $1,130,726)....................                                    1,731,718
                                                                                              -----------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $27,747,177)..............................................                                   31,744,707
                                                                                              -----------
                                                                               PRINCIPAL
                                                                                AMOUNT**
                                                                               ----------
REPURCHASE AGREEMENT 1.2%
UBS Securities Inc., 5.94%, 4/01/98, (Maturity Value $374,062)
  (COST $374,000) Collateralized by U.S. Treasury Bills and
  Notes.....................................................  United States    $  374,000         374,000
                                                                                              -----------

TOTAL INVESTMENTS (COST $28,121,177) 97.0%..................                                   32,118,707
OTHER ASSETS, LESS LIABILITIES 3.0%.........................                                    1,000,066
                                                                                              -----------
TOTAL NET ASSETS 100.0%.....................................                                  $33,118,773
                                                                                              ===========

*Non-income producing.
**Securities traded in U.S. dollars.
                       See Notes to Financial Statements.
                                                                              15

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets:
 Investments in securities, at value (cost $27,747,177).....    $31,744,707
 Repurchase agreement, at value and cost....................        374,000
 Cash.......................................................            106
 Receivables:
  Investment securities sold................................        891,424
  Fund shares sold..........................................         55,782
  Dividends and interest....................................        174,281
 Organization costs.........................................         16,793
                                                                -----------
      Total assets..........................................     33,257,093
                                                                -----------
Liabilities:
 Payables:
  Fund shares redeemed......................................         21,317
  To affiliates.............................................         56,989
 Accrued expenses...........................................         60,014
                                                                -----------
      Total liabilities.....................................        138,320
                                                                -----------
Net assets, at value........................................    $33,118,773
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    84,488
 Net unrealized appreciation................................      3,997,530
 Accumulated net realized gain..............................      1,784,715
 Beneficial shares..........................................     27,252,040
                                                                -----------
Net assets, at value........................................    $33,118,773
                                                                ===========
CLASS I:
 Net asset value per share ($28,910,140 / 2,314,696 shares
   outstanding).............................................         $12.49
                                                                ===========
 Maximum offering price per share ($12.49 / 94.25%).........         $13.25
                                                                ===========
CLASS II:
 Net asset value per share ($4,208,633 / 340,156 shares
   outstanding)*............................................         $12.37
                                                                ===========
 Maximum offering price per share ($12.37 / 99.00%).........         $12.49
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
 16

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income:
 (net of foreign taxes of $89,633)
 Dividends..................................................    $  864,702
 Interest...................................................        52,050
                                                                ----------
      Total investment income...............................                     $  916,752
Expenses:
 Management fees (Note 3)...................................       254,384
 Administrative fees (Note 3)...............................        50,877
 Distribution fees (Note 3)
  Class I...................................................       105,405
  Class II..................................................        38,727
 Transfer agent fees (Note 3)...............................        72,000
 Custodian fees.............................................        18,043
 Reports to shareholders....................................        29,350
 Registration and filing fees...............................        38,500
 Professional fees (Note 3).................................        17,891
 Trustees' fees and expenses................................         3,325
 Amortization of organization costs.........................        14,103
 Other......................................................           248
                                                                ----------
      Total expenses........................................                        642,853
                                                                                 ----------
            Net investment income...........................                        273,899
                                                                                 ----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     3,151,341
  Foreign currency transactions.............................       (52,164)
                                                                ----------
     Net realized gain......................................                      3,099,177
     Net unrealized appreciation on investments.............                        902,736
                                                                                 ----------
Net realized and unrealized gain............................                      4,001,913
                                                                                 ----------
Net increase in net assets resulting from operations........                     $4,275,812
                                                                                 ==========

                       See Notes to Financial Statements.
                                                                              17

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                   1998              1997
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   273,899       $   415,433
  Net realized gain from investments and foreign currency
    transactions............................................      3,099,177           145,720
  Net unrealized appreciation on investments................        902,736         3,342,267
                                                                -----------------------------
    Net increase in net assets resulting from operations....      4,275,812         3,903,420
 Distributions to shareholders from:
  Net investment income:
   Class I..................................................       (422,396)         (154,491)
   Class II.................................................        (32,529)           (3,904)
  Net realized gains:
   Class I..................................................     (1,282,490)         (111,693)
   Class II.................................................       (182,774)           (7,835)
 Fund share transactions (Note 2):
   Class I..................................................     (1,276,300)        3,041,408
   Class II.................................................      1,184,703         1,218,131
                                                                -----------------------------
    Net increase in net assets..............................      2,264,026         7,885,036
Net assets:
 Beginning of year..........................................     30,854,747        22,969,711
                                                                -----------------------------
 End of year................................................    $33,118,773       $30,854,747
                                                                =============================
Undistributed net investment income included in net assets
 End of year................................................    $    84,488       $   279,647
                                                                =============================

                       See Notes to Financial Statements.
 18

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Infrastructure Fund (the Fund) is a separate, diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class I and Class II shares. The shares differs by their initial sales load, distribution fees, voting rights on matters affecting a single class of shares and the exchange privilege of each class.

At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------
                                                                        1998                             1997
                                                              ----------------------------------------------------------
                                                               SHARES        AMOUNT              SHARES        AMOUNT
                                                              ----------------------------------------------------------
CLASS I SHARES:
Shares sold.................................................   608,694    $  7,533,785          1,086,417    $11,771,822
Shares issued on reinvestment of distributions..............   141,485       1,611,708             22,841        247,513
Shares redeemed.............................................  (862,774)    (10,421,793)          (832,421)    (8,977,927)
                                                              ----------------------------------------------------------
Net increase (decrease).....................................  (112,595)   $ (1,276,300)           276,837    $ 3,041,408
                                                              ==========================================================

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                              YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------
                                                                       1998                           1997
                                                              -----------------------------------------------------
                                                               SHARES       AMOUNT            SHARES       AMOUNT
                                                              -----------------------------------------------------
CLASS II SHARES:
Shares sold.................................................   177,194    $ 2,175,334         129,229    $1,428,745
Shares issued on reinvestment of distributions..............    18,209        205,125           1,067        11,468
Shares redeemed.............................................  (103,342)    (1,195,756)        (20,235)     (222,082)
                                                              -----------------------------------------------------
Net increase................................................    92,061    $ 1,184,703         110,061    $1,218,131
                                                              =====================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investors Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's Class I and Class II shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1998, unreimbursed costs were $1,303,618. Distributors received net commissions from sales of Fund shares, and received contingent deferred sales charges for the period of $11,940 and $3,705, respectively.

Included in professional fees are legal fees of $5,425 that were paid to a law firm in which a partner is an officer of the Fund.

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1997 aggregated $8,870,873 and $8,920,886, respectively.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.......  $ 8,220,589
Unrealized depreciation.......   (4,223,059)
                                -----------
Net unrealized appreciation...  $ 3,997,530
                                ===========

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Independent Auditor's Report

THE BOARD OF TRUSTEES AND SHAREHOLDERS
TEMPLETON GLOBAL INFRASTRUCTURE FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Infrastructure Fund as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Infrastructure Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
April 24, 1998

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

         28% Rate Gain...............................  $  622,052
         20% Rate Gain...............................   2,443,997
                                                       ----------
         Total.......................................  $3,066,049
                                                       ==========

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.10% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1998.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)



*These funds are now closed to new accounts, with the exception of retirement plan accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates. 05/98

TEMPLETON GLOBAL
INFRASTRUCTURE FUND

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER:
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by a current prospectus of the Templeton Global Infrastructure Fund, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.


413 A98 5/98                                 [RECYCLE] Printed on recycled paper